Exhibit 3


                             JOINT FILING AGREEMENT

           This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the common stock, par value $0.01 per share, of PanAmSat Corporation is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated: April 22, 2004

                              THE DIRECTV GROUP, INC.

                              By: /s/ Larry D. Hunter
                                  ---------------------------------------------
                                  Name: Larry D. Hunter
                                  Title: Executive Vice President, General
                                         Counsel and Secretary



                              HUGHES COMMUNICATIONS, INC.

                              By: /s/ Larry D. Hunter
                                  ---------------------------------------------
                                  Name: Larry D. Hunter
                                  Title: Senior Vice President and General
                                         Counsel



                              HUGHES COMMUNICATIONS GALAXY, INC.

                              By: /s/ Larry D. Hunter
                                  ---------------------------------------------
                                  Name: Larry D. Hunter
                                  Title: Senior Vice President and General
                                         Counsel



                              HUGHES COMMUNICATIONS SATELLITE SERVICES, INC.

                              By: /s/ Larry D. Hunter
                                  ---------------------------------------------
                                  Name: Larry D. Hunter
                                  Title: Senior Vice President and General
                                         Counsel